ABERDEEN FUNDS

             ABERDEEN FUNDS INTERNATIONAL EQUITY INSTITUTIONAL FUND


SUPPLEMENT TO THE FUND'S INTERNATIONAL EQUITY INSTITUTIONAL FUND
PROSPECTUS DATED FEBRUARY 28, 2009.

The following replaces the "Average annual total returns as of December 31, 2008" table and footnotes for the Aberdeen International Equity Institutional Fund on page 15 of the Fund's prospectus: Average annual total returns as of December 31, 2008

                              1 YEAR         5 YEARS        10 YEARS
Return Before
Taxes                        -40.39%          2.10%           1.63%
Return After Taxes
on
Distributions                -40.99%          1.75%           0.25%
Return After Taxes
on
Distributions and
Sale of Fund
Shares                       -26.26%          1.86%           0.96%
MSCI EAFE Index
(net
dividends)(2)                -43.38%         -1.66%          -0.80%
MSCI AC World
ex-U.S. Index (net
dividends) (3)               -45.53%          2.56%           1.90%

1 As of March 31, 2009, the International Equity Institutional Fund's year-to-date return was -16.40% for the Institutional Class.
2 The Morgan Stanley Capital International EAFE Index (net dividends) (Europe, Australasia and Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. The Index does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
3 The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is replacing the MSCI EAFE Index as the Fund's benchmark. The investment manager believes that the composition of the MSCI All Country World ex U.S. Index makes it the most meaningful comparison index given the Fund's investment strategy. The MSCI All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The index does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

THIS SUPPLEMENT IS DATED SEPTEMBER 29, 2009.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.